Prospectus Supplement                                          210911  1/04

dated January 15, 2004 to:
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PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 2003

With respect to Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund (to the extent that this prospectus otherwise offers these funds), the last paragraph in the section entitled "How do the funds price their shares?" is replaced with the following:

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent.

                                                             HV- 4682

PUTNAM INVESTMENTS

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